Common Stock	12 Months Ended
Jun. 29, 2013
Common Stock
Common Stock
On June 28, 2012, the company effected a 1-for-5 reverse stock split of Hillshire Brands common stock. As a result, every five shares of Hillshire Brands common stock were converted into one share of Hillshire Brands common stock. Any reference to the number of shares outstanding or any per share amounts has been adjusted to reflect the impact of this reverse stock split.
Changes in outstanding shares of common stock for the past three years were:

Shares in thousands	2013	2012	2011
Beginning balances	120,644	117,420	132,424
Stock issuances
Stock option and benefit plans	2,436	1,104	642
Restricted stock plans	155	2,119	398
Reacquired shares	—	—	(16,044)
Other	13	1	—
Ending balances	123,248	120,644	117,420

Common stock dividends and dividend-per-share amounts declared on outstanding shares of common stock were:

In millions except per share data	2013	2012	2011
Common stock dividends declared	$61	$137	$275
Dividends per share amount declared	$0.50	$1.15	$2.30

During 2010, the company's Board of Directors had authorized a $3.0 billion share repurchase program. In March of 2010, the company repurchased 7.3 million shares at a cost of $500 million under this program using an accelerated share repurchase program (ASR). The ASR provided for a final settlement adjustment at termination in either shares of common stock or cash based on the final volume weighted average stock price. In 2011, the company paid $13 million as a final settlement on the ASR. During 2011, the company also repurchased 16 million shares at a cost of $1.3 billion.
As of June 29, 2013, the remaining amount authorized for repurchase is $1.2 billion of common stock under an existing share repurchase program, plus 2.7 million shares of common stock that remain authorized for repurchase under the company's prior share repurchase program.